SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 16, 1996

     First Deposit National Bank on behalf of the First Deposit Master Trust
             (Issuer in respect of the First Deposit Master Trust
               5.75% Asset-Backed Certificates, Series 1993-2
             Remarketed Asset-Backed Certificates, Series 1993-3
               6.90% Asset-Backed Certificates, Series 1994-1
           Floating Rate Asset-Backed Certificates, Series 1995-1
              6.05% Asset-Backed Certificates, Series 1995-2
          Floating Rate Asset-Backed Certificates, Series 1996-1)
              (Exact name of registrant as specified in charter)

                                          33-59922
                                          33-84844
   United States of America               33-99462             02-0118519
  (State  or other jurisdiction of      (Commission        (I.R.S. Employer
   incorporation  or  organization)      File No.)       Identification No.)


            295 Main Street
         Tilton, New Hampshire                                03276
   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348


                               Not Applicable
           (Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the September 16, 1996 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the September 16, 1996 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the September 16, 1996 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the September 16, 1996 Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the September 16, 1996 Distribution Date.

     Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the First Deposit Master Trust by the undersigned hereunto duly authorized.

                                   FIRST DEPOSIT MASTER TRUST

                                   By: FIRST DEPOSIT NATIONAL BANK,
                                        Servicer


                                   By: /s/ David J. Petrini
                                      -----------------------------------
                                      David J. Petrini
                                      Senior Vice President and Senior
                                      Financial Officer


Date: September 16, 1996

                               EXHIBIT INDEX


Exhibit No.

19.1  Monthly Statement for the 5.75% Asset-Backed Certificates,
      Series  1993-2  with  respect  to  the  September  16,  1996
      Distribution Date.
19.2  Monthly Statement for the 6.90% Asset-Backed Certificates,
      Series  1994-1  with  respect  to  the  September  16,  1996
      Distribution Date.
19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the September 16, 1996 Distribution Date.
19.4  Monthly Statement for the 6.05% Asset-Backed Certificates,
      Series  1995-2  with  respect  to  the  September  16,  1996
      Distribution Date.
19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the September 16, 1996 Distribution Date.